UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 28, 2003

Date of Report (Date of Earliest Event Reported)

MAC-GRAY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-13495	04-3361982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

22 Water Street
Cambridge, MA 02141

(Address of principal executive offices)

(617) 492-4040

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

TABLE OF CONTENTS

Item 9. Regulation FD Disclosure
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 9. Regulation FD Disclosure

This information furnished under this “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

On July 23, 2003, Mac-Gray Corporation issued a press release announcing second-quarter earnings results.  The press release includes a discussion of certain of the Company’s historical financial results.  A copy of the press release is attached as Exhibit 99.1.

On July 23, 2003, Mac-Gray Corporation held a conference call discussing second- quarter earnings results.  A transcript of the call is attached as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2003	MAC-GRAY CORPORATION

	By:	/s/ Michael J. Shea
Michael J. Shea Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Index Number	Description of Document

99.1	Press release dated July 23, 2003
99.2	Transcript Of Second-Quarter Financial Results Conference Call Held By Mac-Gray Corporation July 23, 2003.